SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

[X]           Preliminary Information Statement

[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]           Definitive Information Statement

Integrated Media Holdings, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X]           No Fee Required.

[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)      Title of each class of securities to which transaction applies:
2)      Aggregate number of securities to which transaction applies:
3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
4)      Proposed maximum aggregate value of transaction:
5)      Total fee paid:

[   ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1)           Amount previously paid:
2)           Form, Schedule or Registration Statement No.:
3)           Filing Party:
4)           Date Filed:

INTEGRATED MEDIA HOLDINGS, INC.

12000 Westheimer Rd Ste 340
Houston, TX 77077-6531
Telephone (281) 600-6000 ext 105 – Facsimile (713)-462-1980

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN

CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF

A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JANUARY 4, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of common stock and preferred stock of Integrated Media Holdings, Inc. (the “Company,” “us,” “we,” or “our”), that as of the close of business on February 8, 2008 (the “Record Date”) our board of directors and a majority of our stockholders voted in favor of resolutions which accomplished the following:

•
Implemented a reverse stock split of our common stock outstanding as of February 8, 2008 (the “Record Date”) on the basis of one post-split share for every thirty (30) pre-split shares (the “Reverse Stock Split”); and

•	Reincorporation in Nevada by merger with and into our wholly-owned Nevada subsidiary, Integrated Media Holdings, Inc.

•	Approved the Articles of Incorporation of our Nevada subsidiary that will become the Articles of Incorporation of the Company on the effective time of the reincorporation and reverse split.

•
Authorized our board of directors to change the name of the Company to a name selected by the board of directors effective upon the filing of an amendment to the existing Certificate of Incorporation, the amendment or adoption of new Articles of Incorporation.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions were authorized January 19, 2008 by the beneficial owners of a majority of the Series A Preferred Stock by directing Cloud Capital Corp., the record owner, to vote said shares.  The consenting beneficial owners hold a total of 17,588  shares of our common stock and 2,926,787 shares of our Series A Preferred Stock, which votes together with the common stock on an as-if converted basis. For purposes of voting, each share of Series A Preferred Stock is convertible into 9.6 shares of our common stock.  Accordingly, the Consenting Stockholder has the right to vote an aggregate of 28,114,743 shares of our common stock.  This equals 53% of the total voting power entitled to vote on the foregoing resolutions as of the Record Date. The beneficial owners directed the voted in favor of the corporate actions and possessed the power to pass the corporate actions without the concurrence of any of our other stockholders.

The accompanying Information Statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C and Schedule 14C thereunder.

We are mailing the Information Statement on or about _________, 2008 to stockholders of record of the Company at the close of business on the Record Date.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

William L. Sklar, President and Chief Executive Officer

______________, 2008

SUMMARY
TRANSACTION:	Reincorporation in Nevada
PURPOSE:	To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, See "Reincorporation in Nevada - Principal Reasons for Reincorporation"
TRANSACTION:	Reverse Stock Split
PURPOSE:	To increase the market price of our common stock in order to attract more investor interest.
TRANSACTION:	Authorization of the board of directors to change corporate name
PURPOSE:	Will enable the board of directors to select a new corporate name to reflect the business of the Company.

RECORD DATE:	February 8, 2008
METHOD:	Merger of IMHI - Delaware with and into our wholly-owned Nevada subsidiary, IMHI - Nevada See "Reincorporation in Nevada - Principal Features of the Reincorporation."
EXCHANGE RATIOS:
One (1) share of IMHI - Nevada common stock will be issued for each 30 shares of IMHI - Delaware common stock held as of the record date and cash payment for each fractional share of IMHI - Nevada common stock that would otherwise be issued. See "Reincorporation in Nevada – Principal Features of the Reincorporation."

EFFECTIVE DATE:	____________
ADDITIONAL PROVISIONS:
Exchange of outstanding certificates  representing shares of IMHI - Delaware common stock for certificates representing shares of Integrated, Media Nevada common stock. See "Reincorporation in Nevada - How to Exchange IMHI - Delaware Certificates for IMHI - Nevada Certificates."

The beneficial owners of 53% of the total issued and outstanding shares of the Company’s capital stock entitled to vote on these matters approved the adoption of the Reverse Stock Split, the Reincorporation, the New Articles and the proposed name change by written consent dated as of January 19, 2008.  This Information Statement is furnished only to inform stockholders of the Company of the above actions taken by the majority stockholder of the Company before such action takes effect in accordance with the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”).

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the New Articles to affect the Reverse Stock Split, the Reincorporation and name change is authorized by Section 228(a) of the Delaware General Corporation Law (“DGCL”), which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting.  In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Reverse Stock Split and other actions described herein as early as possible in order to accomplish the purposes of the Company as hereafter described, the board of directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consists of 100,000,000 shares of common stock, $.001 par value, of which 16,419,262 were issued and outstanding, 5,000,000 shares of preferred stock, $.001 par value, of which 4,500,000 have been designated as Series A Preferred Stock, and 100,000 have been designated as Series B Preferred Stock. There are 3,810,242 Series A and no Series B were issued and outstanding.  Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.  Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders.  Each share of Series A Preferred Stock entitles its holder to 9.6 votes (due to 9.6-to-1 conversion ratio) on each matter submitted to the stockholders.  Notwithstanding the foregoing, however, because a consenting stockholder holding at least a majority of the voting rights of all outstanding shares of capital stock has voted in favor of the foregoing proposals by resolution dated January 19, 2008 and has sufficient voting power to approve such proposals through its ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 228(e) of the DGCL.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
REVERSE STOCK SPLIT	3
REINCORPORATION IN NEVADA	5
Principal Reasons for Reincorporation	5
Principal Features of the Reincorporation	5
How to Exchange IMHI - Delaware for IMHI - Nevada Certificates	6
Capitalization	6
Significant Differences Between the Corporation Laws of Nevada and Delaware	6
DEFENSES AGAINST HOSTILE TAKEOVERS	10
APPRAISAL RIGHTS	11
CHANGE OF CORPORATE NAME	11
ADDITIONAL INFORMATION	12

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about February ___, 2008. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Integrated Media Holdings, Inc. a Delaware corporation (“IMHI – Delaware”) in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHY IS IMHI - DELAWARE REINCORPORATING TO NEVADA?

A: Nevada imposes no income taxes or franchise taxes on Nevada corporations.  We believe that we will be able to save tax expenses in Nevada when we obtain profitable operation.

Q: WHY ISN'T IMHI - DELAWARE HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests.  Under Delaware General Corporation Law and our Certificate of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q: WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A: The reincorporation will be accomplished by a merger of IMHI - Delaware with and into our wholly owned subsidiary, Integrated Media Holdings, Inc., a Nevada corporation (“IMHI – Nevada”) One and one-fifth fully paid and non-assessable share of IMHI –Nevada will be issued for each outstanding share of our common stock that is held by our stockholders. In addition, one fully paid and non-assessable share of IMHI - Nevada will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of IMHI –Delaware will cease to trade on the over-the-counter bulletin board market and the shares of IMHI – Nevada will begin trading in their place beginning on February ___, 2008, under a new trading symbol and CUSIP Number that has not yet been assigned.  Other securities of IMHI –Delaware, such as preferred stock, options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by IMHI – Nevada.

Q: HOW WILL THE REINCORPORATION AFFECT THE OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES OF IMHI – DELAWARE?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class and the same percentage of IMHI –Nevada, subject only to insignificant differences relating to the elimination of fractional shares.  Our officers, directors and employees will become the officers, directors and employees of IMHI – Nevada after the effective date of the reincorporation. IMHI – Nevada will continue our business at the same locations and with the same assets.

Q: HOW DO I EXCHANGE CERTIFICATES OF IMHI – DELAWARE FOR CERTIFICATES OF IMHI – NEVADA?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing our shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, IMHI – Nevada will issue a new certificate representing the number of whole shares of IMHI – Nevada as soon as practical after the effective date of the reincorporation. If you hold our stock in street name or in a brokerage account, we encourage you to request that certificate be issued to you so that you can exchange it for a certificate representing shares of IMHI – Nevada

Q: WHAT HAPPENS IF I DO NOT SURRENDER MY CERTIFICATES OF IMHI – DELAWARE?

A: YOU ARE NOT REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF IMHI – DELAWARE TO RECEIVE SHARES OF IMHI – NEVADA.  Until you receive shares of IMHI – Nevada you are entitled to receive notice of or vote at stockholder meetings and receive dividends or other distributions on the shares of IMHI – Nevada

Q: WHAT IF I HAVE LOST MY IMHI -  DELAWARE CERTIFICATES?

A: If you have lost your IMHI - Delaware certificates, you should contact our transfer agent as soon as possible to have a new certificate issued.  You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion.

Q: CAN I REQUIRE IMHI - DELAWARE TO PURCHASE MY STOCK?

A: No. Under the General Corporation Law of the State of Delaware, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q: WHO WILL PAY THE COSTS OF REINCORPORATION?

A. IMHI – Nevada will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement and the cost of exchanging certificates representing shares of IMHI – Delaware for certificates representing shares of IMHI – Nevada We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q: WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of IMHI – Nevada that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL

SHAREHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 8, 2008 with respect to (i) each director of the Company; (ii) each executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) each party known by us to be the beneficial owner of more than 5% of our common stock.  Unless otherwise indicated, the mailing address for each party listed below is c/o Integrated Media Holdings, Inc., 12000 Westheimer Rd Ste 340, Houston, TX 77077-6531.  This table is based upon information supplied by current and former officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the stockholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 16,419,262 shares of our common stock outstanding on February 8, 2008 adjusted as required by rules promulgated by the Securities and Exchange Commission.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding
Executive Officers and Directors
William L. Sklar (1)	110,000	*	%
Five Percent Shareholders None
All Directors and Executive Officers as a Group (1 person)(1)	110,000	*	%
_____________________________
* Less than one percent.
(1)           Held under the terms of two custodian agreements that grant exclusive voting, dispositive and any other economic rights to the beneficial owners named in the agreements.  None of the parties to the agreements beneficially own or have the right to acquire (as hereinafter defined), individually, 5% of the total outstanding shares of common stock.  The number of shares assumes completion of the Reverse Split authorized by the board of directors and majority shareholders described in the succeeding paragraph.

REVERSE STOCK SPLIT

General

The board of directors has adopted, and the majority stockholder of the Company has approved, pursuant to the written consent dated as of January 19, 2008, a Reverse Stock Split.

The board of directors of the Company approved the adoption of the Reverse Stock Split by unanimous written consent as it believes the corporate actions are in the best interests of the Company and its stockholders.

Vote Required

Adoption of the Reverse Stock Split requires approval by holders of at least a majority of the outstanding shares of the Company’s common stock who are present, or represented, and entitled to vote thereon, at a special or annual meeting of stockholders. Section 228(a) of the DGCL provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting.

Our board of directors fixed the close of business on February 8, 2008 as the record date for determining the stockholders entitled to notice of the above described actions.

The actions have been authorized by the beneficial owners of a majority of the Series A Preferred Stock by directing Cloud Capital Corp., the record owner, to vote said shares.  The consenting beneficial owners hold a total of 17,568 shares of our common stock and 2,926,787 shares of our Series A Preferred Stock, which votes together with the common stock on an as-if converted basis. For purposes of voting, each share of Series A Preferred Stock is convertible into 9.6 shares of our common stock.  Accordingly, the beneficial owners have the right to vote an aggregate of 28,114,723 shares of our common stock.  This equals 53% of the total voting power entitled to vote on the foregoing resolutions as of the Record Date. The beneficial owners directed the voted in favor of the corporate actions and possessed the power to pass the corporate actions without the concurrence of any of our other stockholders.

Distribution and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

Dissenters’ Right of Appraisal

No action will be taken in connection with the proposed corporate actions by our board of directors or the voting stockholders for which the DGCL, our Amended and Restated Certificate of Incorporation or the Company’s bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

Effect of the Reverse Stock Split

The Reverse Stock Split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

The number of stockholders of record would not be affected by the Reverse Stock Split except shareholders entitled to less than one share will be eliminated.  The authorized number of shares of our common stock and the par value of our common stock under our Articles of Incorporation that will become our Articles of Incorporation because of the reincorporation, will remain the same following the effective time of the Reverse Stock Split.

The number of shares of our common stock issued and outstanding as of February 8, 2008 would be reduced following the effective date of the Reverse Stock Split in accordance with the following formula: every thirty (30) shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock. Any shares issued and outstanding after February 8, 2008 would be unaffected. Our Series A Preferred Stock contains a provision that prevents the adjustment of the conversion ratio in the event of a reverse stock split or combination. Accordingly, the conversion ratio of the Series A Preferred Stock will remain unaffected by the Reverse Stock Split and, as of February 8, 2008, each outstanding share of Series A Preferred Stock will continue to be convertible into 9.6 shares of our common stock.

As described below, all fractional share amounts resulting from the Reverse Stock Split will be paid in cash in lieu of issuing any fractional share.

We currently have no intention of going private, and this proposed Reverse Stock Split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the Reverse Stock Split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 following the Reverse Stock Split of our common stock.

The number of authorized but unissued shares of our common stock effectively will be increased significantly by the Reverse Stock Split of our common stock and the Reincorporation described below. The Reverse Stock Split will have the effect of decreasing the number of our outstanding shares of our common stock.

The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by our board of directors. At this time, our board of directors does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares created by the Reverse Stock Split and Reincorporation.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the Reverse Stock Split.

The following description of the material federal income tax consequences of the Reverse Stock Split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the likely federal income tax effects of the Reverse Stock Split will be that a stockholder who receives a reduced number of shares of our common stock will not recognize gain or loss. With respect to a Reverse Stock Split, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock. The holding period of the post-effective Reverse Stock Split shares received will include the holding period of the pre-effective Reverse Stock Split shares exchanged.

Effective Date

The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Standard Time on the later of: (i) the date we file the Certificate of Merger with the Delaware Secretary of State, or (ii) we file the Articles of Merger with the Nevada Secretary of State; however, the Reverse Stock Split will only effect those shares of our common stock outstanding as of February 8, 2008. Effectively, this makes the effective date February 8, 2008. Accordingly, except for stockholders who currently hold fewer than thirty shares, on such date, all shares of our common stock that were issued and outstanding immediately on February 8, 2008 will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the thirty-for-one exchange ratio.

REINCORPORATION IN NEVADA

The following discussion summarizes certain aspects of our reincorporation in Nevada.  This summary does not include all of the provisions of the Plan and Agreement of Merger between Integrated Media Holdings, Inc., a Delaware corporation (“IMHI - Delaware”) and Integrated Media Holdings, Inc., a Nevada corporation (“IMHI – Nevada”), a copy of which is attached hereto as Exhibit “A,” or the Articles of Incorporation of IMHI - Nevada, a copy of which is attached hereto as Exhibit “B.”  Copies of the bylaws of IMHI - Delaware are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions.  Nevada has adopted Revised Statutes that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

We also believe our reincorporation in Nevada will save expenses for taxes and fees because Nevada imposes no corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of IMHI - Delaware, with and into our wholly owned subsidiary, IMHI - Nevada.  IMHI - Nevada will be the surviving entity.

On the Effective Date, (i) each of our stockholders will be entitled to receive one fully paid and non-assessable shares of IMHI - Nevada for each thirty (30) shares of our common stock outstanding as of the Record Date and cash payment for any fractional interest that they would be entitled to receive, (ii) each share of IMHI - Nevada common stock owned by IMHI - Delaware will be canceled and resume the status of authorized and unissued IMHI - Nevada common stock, and (iii) IMHI - Delaware will cease its corporate existence in the State of Delaware.  We anticipate that the shares of IMHI - Delaware will cease trading on the first trading date following the Effective Date and shares of IMHI - Nevada will begin trading in their place but under a new CUSIP number and trading symbol.

The Articles of Incorporation and by-laws of IMHI - Nevada are significantly different from the Certificate of Incorporation and by-laws of IMHI - Delaware.  Because of the differences between the Certificate of Incorporation and by-laws of IMHI - Delaware and the laws of the State of Delaware, which govern IMHI - Delaware, and the Articles of Incorporation and by-laws of IMHI - Nevada and the laws of the State of Nevada, which govern IMHI - Nevada, your rights as stockholders will be affected by the reincorporation.  See the information under “Significant Differences Between the Corporation Laws of Nevada and Delaware” for a summary of the differences between the Certificate of Incorporation and by-laws of IMHI - Delaware and the laws of the State of Delaware and the Articles of Incorporation and by-laws of IMHI - Nevada and the laws of the State of Nevada.

The board of directors and officers of IMHI - Nevada consists of the same person that is currently our director and officer.  Our daily business operations will continue at the principal executive offices at 12000 Westheimer Rd Ste 340, Houston, TX 77077-6531.

How to Exchange IMHI - Delaware for IMHI - Nevada Certificates

Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of IMHI - Nevada common stock.  Upon surrender of a certificate representing our common stock to IMHI - Nevada, together with a duly executed letter of transmittal, IMHI - Nevada will issue, as soon as practicable, a certificate representing the number of shares of IMHI - Nevada each stockholder is entitled to receive.

If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange.  Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf.  We recommend that you contact your nominee or broker and confirm that a certificate is submitted for exchange.

Because of the reincorporation in Nevada, holders of our common stock, preferred stock, warrants and options are not required to exchange their certificates for IMHI - Nevada certificates.  Dividends and other distributions declared after the Effective Date with respect to common stock or preferred stock of IMHI - Delaware and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered common stock or preferred stock certificate of IMHI - Delaware and, which by virtue of the reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of IMHI - Delaware and, until such holder has surrendered the certificate of IMHI - Delaware.  Holders of warrants or options will be entitled to exercise any right as a holder of IMHI - Delaware, until such holder has surrendered the certificate of IMHI - Delaware.

Capitalization

Our authorized capital consists of 100,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of Preferred stock, $.001 par value.  As of February 8, 2008, the record date for those stockholders entitled to notice of the reincorporation, there were 16,419,262 shares of our common stock and 3,810,242 shares of our Series A Convertible Preferred Stock outstanding.  The authorized capital of IMHI - Nevada consists of 500,000,000 shares of capital stock divided into 480,000,000 shares of common stock, $.001 par value per share, and 20,000,000 shares of preferred stock, $.001 par value per share.  The board of directors of IMHI - Nevada has adopted designations, rights and preferences for Series A Convertible Preferred Stock which are identical to the rights and preferences of the Series A Preferred Stock issued by IMHI - Delaware.  As a result of the reincorporation, exchange of the common stock and conversion of the Series A Convertible Preferred Stock, IMHI - Nevada will have outstanding approximately 1,765,086 shares of common stock and no shares of Series A Convertible Preferred Stock.  The reincorporation did not affect our total stockholder equity or total capitalization.

Significant Differences Between the Corporation Laws of Nevada and Delaware

IMHI - Delaware is incorporated under the laws of the State of Delaware. On the Effective Date of the Reincorporation, our stockholders, whose rights currently are governed by Delaware Law and the IMHI - Delaware Certificate of Incorporation and the IMHI - Delaware by-laws, which were created pursuant to Delaware Law, will become stockholders of a Nevada company with the same name, and their rights as stockholders will then be governed by Nevada Law and the Nevada Articles of Incorporation and the Nevada by-laws which were created under Nevada Law.

The corporate statutes of Nevada and Delaware have certain differences, summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Classified Board of Directors. Both Delaware and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms.  Our Nevada Articles provide for a classified boards consisting of three classes, elected to three-year terms.  Our present Delaware Certificate of Incorporation does not provide for a classified board of directors.  As a result of the reincorporation, if our board is increased to three (3) or more persons, one will serve until the annual meeting in 2009, one will serve until the annual meeting in 2010, and one will serve until the annual meeting in 2011.  At the expiration of each director's term, a successor will be elected to a three-year term.  In addition, any increase in the size of the board of directors will be allocated among the classes so that they are as nearly equal as possible.  The implementation of the classified board of directors may make it more difficult for our stockholders to replace the entire board of directors because only one-third of the board is elected each year.  See “Defenses against Hostile Takeovers.”

Removal of Directors. Under Delaware law, members of a classified board of directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors.  Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  Nevada does not distinguish between removal of directors with and without cause.  However, the Nevada Articles provide that directors may only be removed for cause by the vote of not less than 75% of the outstanding shares entitled to vote for the election of directors.  The reincorporation will make it more difficult for the stockholders of IMHI - Nevada to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Special Meetings of Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Certificate of Incorporation and bylaws of IMHI - Delaware and the Articles of Incorporation and bylaws of IMHI - Nevada each provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. There will be no change to this provision as a result of the reincorporation.

Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within thirteen (13) months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within eighteen (18) months after the last meeting at which directors were elected. The reincorporation may make it more difficult for the stockholders of IMHI - Nevada to require that an annual meeting be held without the consent of the board of directors.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Delaware and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures. Neither the Certificate of Incorporation of IMHI - Delaware nor the Articles of Incorporation of IMHI - Nevada provide for cumulative voting. The reincorporation does not change the rights of the stockholders to cumulate their votes.

           Vacancies. Under Delaware law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of both IMHI - Delaware and IMHI - Nevada address the election of persons to fill vacancies on the board of directors in the same manner.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects: First, Nevada law applies to advance of expenses incurred by both officers and directors. Second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be a difference in stockholders' rights with respect to this issue because the bylaws of IMHI - Delaware do not provide for the mandatory advancement of expenses of directors and officers and the IMHI – Nevada by laws do so provide.

Limitation on Personal Liability of Directors. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Certificate of Incorporation of IMHI - Delaware excludes director liability to the maximum extent allowed by Delaware law. Nevada law permits, and IMHI - Nevada has adopted, a broader exclusion of liability of both officers and directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.  The reincorporation makes it possible for IMHI - Nevada to pay dividends or other distributions that would not be payable under Delaware law.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Nevada law regulates business combinations more stringently. First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with “interested stockholders” remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

We have not opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the reincorporation.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws.  Both Delaware and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation. Both Delaware and Nevada law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Delaware and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.  The IMHI Nevada Articles require not less than 75% of the outstanding shares entitled to vote for the election of directors.

Actions by Written Consent of Stockholders.  Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing.  The Nevada Articles provide that action may be taken by written consent of the shareholders only if expressly approved by the Board of Directors.  Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Stockholder Vote for Mergers and Other Corporation Reorganizations.  Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Delaware nor Nevada law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

DEFENSES AGAINST HOSTILE TAKEOVERS

The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the IMHI - Nevada Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the IMHI - Nevada Articles of Incorporation. Substantially similar provisions were contained in the IMHI - Delaware Certificate of Incorporation and the reincorporation does not change the nature of the anti-takeover provisions or their effect.

The anti-takeover provisions of the IMHI - Nevada Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of IMHI - Nevada which has not been negotiated with and approved by the IMHI - Nevada board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of IMHI - Nevada or a tender offer for all of its capital stock. However, to the extent these provisions successfully discourage the acquisition of control of IMHI - Nevada or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock. The IMHI - Nevada Articles of Incorporation authorizes the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of IMHI - Nevada's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up to 480,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. If the board of directors of IMHI - Nevada determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings. Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The IMHI - Nevada Articles of Incorporation provides that annual stockholder meetings may be called only by the IMHI - Nevada board of directors or a duly designated committee of the board. Although IMHI - Nevada believes that this provision will discourage stockholder attempts to disrupt the business of IMHI - Nevada between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of IMHI - Nevada

Classified Board of Directors and Removal of Directors. IMHI - Nevada's Articles of Incorporation provides that the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified. A classified board of directors could make it more difficult for stockholders, including those holding a majority of IMHI - Nevada's outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. IMHI - Nevada's Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of IMHI - Nevada through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Restriction on Business Combination    If, at any time during the ten years from the effective date of the IMHI – Nevada Articles, if any person shall acquire more than 20% of any class of Common Stock.  With respect to each vote in excess of 20% which such record holders would otherwise be entitled to cast without giving effect to this paragraph , the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote.  The limitation on voting rights shall terminate: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number; or (ii) the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from any stock exchange.

Approval of Certain Business Combination. A vote of (i) at least 75%, and (ii) at least a majority of the votes, not including shares deemed beneficially owned by a Related Person, shall be required in order to authorize  specified transactions with the Related Person.

IMHI – Nevada Articles shall not require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote for the approval of a Business Combination.

           Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. IMHI - Nevada's Articles of Incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

APPRAISAL RIGHTS

The reincorporation will be conducted as a merger of IMHI - Delaware into our wholly owned subsidiary pursuant to Section 253 of the General Corporation Law of the State of Delaware. Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. The stockholders are not entitled to receive consideration in lieu of the shares of IMHI – Nevada.

CHANGE OF CORPORATE NAME

           The Reincorporation and adoption of the IMHI – Articles will enable the board of directors to select a new corporate name and a time in the future to reflect the business of the Company.

ADDITIONAL INFORMATION

The Company has received no indication from any of its directors or non-employee directors of any intent to oppose any action to be taken by the Company. There have been no proposals for action submitted to the Company by any stockholders other than the proposal which is the subject of this Information Statement.

By Order of the Board of Directors,

William L. Sklar, President and Chief Executive Officer

____________, 2008

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

OF

Integrated Media Holdings, Inc.

 (A DELAWARE CORPORATION)

AND

 Integrated Media Holdings, Inc.

 (A NEVADA CORPORATION)

PLAN AND AGREEMENT OF MERGER entered into on February___, 2008, by and between IMHI - Delaware, a Delaware corporation (“IMHI-Delaware”), and IMHI - Nevada, a Nevada corporation (“IMHI-Nevada”).

WHEREAS, IMHI - Delaware is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange Street, Wilmington, County of Newcastle, Delaware; and

WHEREAS, the total number of shares of stock which IMHI - Delaware has authority to issue is 105,000,000, of which 100,000,000 are common stock, $.001 par value per share, and 5,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, IMHI - Nevada is a business corporation of the State of Nevada with its registered office therein located at 613 Saddle Rider Court, Henderson, Nevada; and

WHEREAS, the total number of shares of stock which IMHI - Nevada has authority to issue is 500,000,000, of which 480,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the Delaware General Corporation Law Act permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, IMHI - Delaware and IMHI - Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge IMHI - Delaware with and into IMHI - Nevada pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

ARTICLE I

MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth below.

A. IMHI - Delaware, a corporation organized under and governed by the laws of the State of Delaware with a principal place of business at 12000 Westheimer Rd, Ste 340, Houston, Texas (the “terminating corporation”).

B. IMHI – Nevada, a corporation organized under and governed by the laws of the State of Nevada with a principal place of business at12000 Westheimer Rd, Ste 340, Houston, Texas (the “surviving corporation”).

1.2. SURVIVING CORPORATION. IMHI - Nevada shall be the surviving corporation.  The principal place of business, Articles of Incorporation, bylaws, officers and directors of IMHI - Nevada shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the Delaware General Corporation Law (“Delaware Law”), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada Law”), IMHI - Delaware is merged with and into IMHI - Nevada. The separate existence of IMHI - Delaware shall cease on and after the Effective Date.

ARTICLE II

EXCHANGE AND CONVERSION OF SHARES

2.1. CONVERSION OF CAPITAL STOCK.

A. On the Effective Date, each thirty (30) issued and outstanding shares of the common stock, $.001 par value per share, of IMHI - Delaware shall be converted into the right to receive one (1) fully paid and non-assessable share of the common stock, $.001 par value per share, of IMHI - Nevada.

B. On the Effective Date, each issued and outstanding share of the preferred stock of any series or class of IMHI - Delaware shall be converted into the right to receive one fully paid and non-assessable share of preferred stock, $.001 par value per share, of IMHI - Nevada with substantially identical rights and preferences.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by IMHI - Nevada as a result of the merger. Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of IMHI - Nevada and the holder shall be paid cash in an amount equal to the market value of one full share.

2.3. CANCELLATION OF EXISTING SHARES.  On the Effective date, each share of the common stock, $.001 par value per share, of IMHI - Nevada outstanding immediately prior to the merger shall be cancelled and returned to the authorized and unissued capital stock of IMHI - Nevada.

ARTICLE III

ADDITIONAL COVENANTS AND AGREEMENTS

3.1. OUTSTANDING OPTIONS AND WARRANTS. Except to the extent otherwise provided in outstanding options, warrants, and other rights to purchase shares of the common stock, $.001 par value per share, of IMHI - Delaware, each option, warrant or other right to purchase thirty (30) shares of the common stock, $.001 par value per share, of IMHI - Delaware, shall be exercisable to purchase one (1) share of the common stock, $.001 par value per share, of IMHI - Nevada for an exercise price in the amount of 30 times the original on the remaining same terms and conditions.

3.2. SUBMISSION TO SERVICE IN DELAWARE. IMHI - Nevada agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the IMHI - Nevada arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding.

3.3. COOPERATION. The parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by Delaware Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.4. ADDITIONAL ASSURANCES. IMHI - Delaware hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

ARTICLE IV

EFFECTIVE DATE

4.1. EFFECTIVE DATE. This merger shall be effective in the State of Delaware and the State of Nevada on the last to occur of the following (the “Effective Date”):

A. the approval of this Agreement by the stockholders of IMHI - Delaware in accordance with Delaware Law; or

B. the date this Agreement, or a certificate of merger meeting the requirements of Delaware Law, is filed with the Secretary of State of the State of Delaware; or

C. the date this Agreement, or articles of merger meeting the requirements of Nevada Law, is filed with the Secretary of State of the State of Nevada

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of IMHI - Delaware and the stockholders of IMHI - Nevada, no such amendment may (a) change the rate of exchange for any shares of IMHI - Delaware or the types or amounts of consideration that will be distributed to the holders of the shares of stock of IMHI - Delaware; (b) change any term of the Articles of Incorporation of IMHI - Nevada; or (c) adversely affect any of the rights of the stockholders of IMHI - Delaware or IMHI - Nevada.

ARTICLE V

MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times. When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement and the is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this February ___, 2008.

INTEGRATED MEDIA HOLDINGS, INC. a Delaware corporation

By::
Name: ____________________ Title: Chief Executive Officer & President

INTEGRATED MEDIA HOLDINGS, INC. a Nevada corporation

By::
Name: ____________________ Title: Chief Executive Officer & President

Exhibit A

EXHIBIT B

ARTICLES OF INCORPORATION

OF

INTEGRATED MEDIA HOLDINGS, INC.

(a Nevada corporation)

For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of Incorporation:

ARTICLE I

NAME

The name of the Corporation is Integrated Media Holdings, Inc. (hereinafter, the “Corporation).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the Corporation's resident agent in the State of Nevada is Inc. Plan of Nevada, and the street address of the said resident agent where process may be served on the Corporation is 613 Saddle River Court, Henderson, Nevada 89015. The mailing address and the street address of the said resident agent are identical.

ARTICLE III

POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.

ARTICLE IV

TERM

The Corporation is to have perpetual existence.

ARTICLE V

CAPITAL STOCK

A.  Number and Designation.  The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of common stock, par value $0.001 per share (“Common Stock”), and 20,000,000 shall be shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable.  The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine.  The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof.  In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive.  The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration.  In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

B.  Undesignated Common Stock.  Shares of Common Stock not at the time designated as shares of a particular series pursuant to this Article (V)(B) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series or without any distinctive designation.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Common Stock and each series shall have a distinguishing designation.

C.  Common Stock.  Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the Common Stock shall exclusively posses all voting power.  Subject to the provisions of these Articles, each holder of shares of Common Stock shall be entitled to one vote for each share held by such holders.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having  preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the Corporation.

D.  Serial Preferred Stock.  Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article (V)(D) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.  Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

E.  Series A Convertible Preferred Stock.  There shall be a series of Convertible Preferred Stock designated as “Series A Convertible Preferred Stock.”  Such series is referred to herein as the “Series A Preferred Stock.”

1.  Amount.  The number of shares constituting Series A Preferred Stock shall be 4,500,000.

2.  Stated Capital.  The amount to be represented in stated capital at all times for each share of Convertible Preferred Stock shall be $.001.

3.  Rank.  All shares of Convertible Preferred Stock shall rank prior to all of the Corporation’s Common Stock, par value $.001 per share (the “Common Stock”), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

4.  Dividends.  No dividends shall be payable to the holder of shares of Convertible Preferred Stock.

5.  Liquidation Preference.

(a) The liquidation value of shares of this Series, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, shall be $.001 per share.

(b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of shares of this Series shall be entitled to receive the liquidation value of such shares held by them until the liquidation value of all shares of Convertible Preferred Stock shall have been paid in full.  Upon payment in full of the liquidation value to which the holders of shares of the shares of Convertible Preferred Stock are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Company.

(c) Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation with or into the Company, nor a sale or transfer of all or any part of the Company's assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Company within the meaning of this Paragraph 5.

6.  Voting Rights.  Except as otherwise required by law, each share of outstanding Convertible Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Convertible Preferred Stock is then, or in the future if shareholder vote is within the 1st anniversary of the issue date of Convertible Preferred Stock, convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective.  Except as otherwise required by law or by these Articles, the holders of shares of Common Stock and Convertible Preferred Stock shall vote together and not as separate classes.

7.  No Redemption.  The shares of Convertible Preferred Stock are not redeemable.

8.  Conversion Provisions.

(a) Conversion at Option of the Holders.  Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after the date of issue, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate of 9.6 shares of Common Stock for each full share of Convertible Preferred Stock (“Conversion Ratio”).

For the purpose of these Articles, the term “Common Stock” shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of February 1, 2008 subject to adjustment as hereinafter provided.

(b) Mechanics of Conversion.  Any holder of shares of Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

(c) Conversion Ratio. The Conversion Ratio shall be subject to adjustment as follows:

(i) In case the Company shall (A) pay a dividend or make a distribution in Common Stock, or (B) subdivide or reclassify its outstanding shares of Common Stock into a greater, but not smaller, number of shares, the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio thereafter shall be by multiplying the Conversion Ratio at which such shares of this Series were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or reclassification.  In the event of a subdivision or reclassification of Common Stock into a smaller number of shares, the Conversion Ratio shall not be adjusted.

(ii) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date therefor) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) at the record date therefor (the “Current Market Price”), or in case the Company shall issue other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price; then the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio therefor shall be equal to the price determined by multiplying the Conversion Ratio at which shares of this Series were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d).  Such adjustment shall be made whenever such convertible or exchangeable securities rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such securities.  However upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Ratio pursuant to this subclause (ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Ratio shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Ratio made pursuant to the provisions of this clause (d) after the issuance of such rights or warrants) had the adjustment of the Conversion Ratio made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iii) In case the Company shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends) or rights to subscribe (excluding those referred to in subclause (ii) of this clause (d)), then in each such case the number of shares of Common Stock into which each share of this Series shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of this Series was theretofore convertible by a fraction of which the numerator shall be the number of outstanding shares of Common Stock multiplied by the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) on the date of such distribution and of which the denominator shall be the product of the number of outstanding shares of Common Stock and the Current Market Price per share of Common Stock, less the aggregate fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with the transfer agent for the shares of this Series) of the capital stock, assets or evidences of indebtedness so distributed or of such subscription rights.  Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

(iv) For the purpose of any computation under subclause (ii) and (iii) of this clause (d), the Current Market Price per share of Common Stock at any date shall be deemed to be the average Sale Price for the thirty consecutive trading days commencing forty-five trading days before the day in question.  As used herein, “Sale Price” means the closing sales price of the Common Stock (or if no sale price is reported, the average of the high and low bid prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national or regional stock exchange, as reported by national Association of Securities Dealers Automated Quotation System and if not so reported then as reported by the Electronic Bulletin Board or the National Quotation Bureau Incorporated.

(v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase of at least 1% in the price then in effect; provided, however, that any adjustments which by reason of this subclause (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this paragraph 8 shall be made to the nearest cent.

(vi) In the event that, at any time as a result of an adjustment made pursuant to subclause (i) or subclause (iii) of this clause (d), the holder of any share of this Series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subclauses (i) through (v) of this clause (d), and the other provisions of this clause (d) with respect to the Common Stock shall apply on like terms to any such other shares.

(vii) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the transfer agent for this Series, a certificate of an officer of the Company setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof.  Such certificate shall be conclusive evidence of the correctness of such adjustment.  The Company shall promptly cause a notice of the adjusted conversion rate to be mailed to each registered holder of shares of this Series.

(d) If any of the following events occur, namely (i) any reclassification or change (other than a combination of reclassification into a smaller number of shares) of outstanding shares of Common Stock issuable upon conversion of shares of this Series (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) or (ii) any consolidation or merger to which the Company is a party (other than a consolidation or merger to which the Company is the continuing corporation and which does not result in any classification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) in, outstanding shares of Common Stock); then the Company or such successor, as the case may be, shall provide in its Certificate of Incorporation that each share of this Series shall be convertible into the kind and amount of shares of stock and other securities or property receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock issuable upon conversion of each such share of this Series immediately prior to such reclassification, change, consolidation or merger.  Such Certificate of Incorporation shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in clause (d).  The Company shall cause notice of the execution of any such event contemplated by this paragraph to be mailed to each holder of shares of this Series As soon as practicable.

The above provisions of this clause (d) shall similarly apply to successive reclassifications, consolidations and mergers.

(e)           By duly adopted resolution of its board of directors, the Company at any time may increase the Conversion Ratio, temporarily or otherwise, by any amount, but in no event shall such Conversion Ratio require the issuance of Common Stock for less than the par value of the Common Stock at the time such reduction is made.

Whenever the Conversion Ratio is increased pursuant to this subclause (e), the Company shall mail to the holders a notice of the increased Conversion Ratio.  The notice shall state the increased Conversion Ratio and the period it will be in effect.

An increase in the Conversion Ratio does not change or adjust the Conversion Ratio otherwise in effect for purposes of subclauses (d) and (e) of this paragraph 8.

9.  Protective Provisions.

(a) Reservation of Shares; Transfer Taxes; Etc.  The Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding.  The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be.  If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(b) Class Voting Rights.  So long as the Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock.  A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation’s Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

10.  Outstanding Shares.  For purposes of these Articles, all shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock; (ii) the effective date of a recapitalization referred to in clause 8(c), and (iii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

11.  Certain Definitions.  As used in these Articles, the following terms shall have the following respective meanings:

“Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person.  For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term “controlling” and “controlled” having meanings correlative to the foregoing.

“Common Shares” shall mean any stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.  However, Common Shares issuable upon conversion of shares of this series shall include only shares of the class designated as common Shares as of the original date of issuance of shares of this Series, or shares of the Company of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

ARTICLE VI

PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII

REPURCHASE OF SHARES

The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

A.
No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

B.
Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

C.	There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

D.	Meetings of stockholders may be held at such place as the bylaws may provide.

ARTICLE IX

NOTICE FOR NOMINATIONS AND PROPOSALS

A.
Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of not less than thirty days or more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

B.
Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C.
The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE X

DIRECTORS

A.
Initial Board of Directors.  The initial board of directors shall consist of one person, who shall serve until the initial meeting of directors and the election of his replacement.  The initial director shall be:

William L. Sklar 12000 Westheimer Rd Ste 340, Houston, TX 77077-6531

B.
Number; Vacancies.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

C.
Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

D.
Increase and Reduction in Directors.  Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

E.
Directors Elected by Preferred Stockholders.  Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article X.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

F.	In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(a) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(b) As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason.  The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(c) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(d) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof.  The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(e) Special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.

(f)  Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE XI

REMOVAL OF DIRECTORS

Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.  Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.

ARTICLE XII

ACQUISITION OF CAPITAL STOCK

A. Definitions. For the purpose of this Article:

(1) The term “Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

(2) The term “acting in concert” shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

(3) The term “acquire,” “acquisition” or “acquiring” with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

(4) The term “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

(5) The term “Common Stock” means all Common Stock of the Corporation and any other securities issued by the Corporation which are treated as stock for purposes of Section 382 of the Code.

(6) The term “Fair Market Value” of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market price on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

 (7) The term “own,” “owing,” “ownership” or “owning” refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder.

(8) The term “Person” shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock, and any other person who is a member of such group.

(9) The term “Transfer Agent” shall mean the transfer agent with respect to the Common Stock nominated and appointed by the board of directors from time to time.

B. Acquisition of Control Shares.

(1) If, at any time during the ten years from the effective date of these Articles, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common Stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

(2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or (ii) the date (the “Reference Date”) one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from any exchange (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System (“NASDAQ/NMS”); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

D. Construction. A majority of the Continuing Directors, as defined in Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE XIII

APPROVAL OF CERTAIN BUSINESS COMBINATIONS

The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person; (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation; (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation; (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person; (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

(2) Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

(3) The term “Business Combination” as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

C. For the purposes of this Article XIII the following definitions apply:

(1) The term “Related Person” shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its “affiliates” or “associates” (as those terms are defined in the Act) “beneficially owns” (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any “affiliate” or “associate” (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term “Related Person” shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed “beneficially owned” by such Related Person.

(2) The term “Substantial Part” shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

(3) The term “Continuing Director” shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board. (4) The term “Continuing Director Quorum” shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

ARTICLE XIV

EVALUATION OF BUSINESS COMBINATIONS

In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.

ARTICLE XV

INDEMNIFICATION

Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Company shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE XVI

LIMITATIONS ON DIRECTORS' LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (A) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (B) the payment of distributions in violation of Nevada Revised Statutes Sec.78.300.  If the General Corporation law of the State of Nevada is amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Nevada, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XVII

AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

ARTICLE XVIII

AMENDMENT OF ARTICLES OF INCORPORATION

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).